GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED SEPTEMBER 30, 2019

Disclaimer Some of the statements in this presentation constitute forward-looking statements, have filed or in the future may file with the Securities and Exchange Commission which relate to future events or our future performance or financial condition. The (“SEC”), including annual reports on Form 10-K, registration statements on Form forward-looking statements contained in this presentation involve risks and N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. uncertainties, including statements as to: our future operating results; our business This presentation contains statistics and other data that have been obtained from prospects and the prospects of our portfolio companies; the effect of investments or compiled from information made available by third-party service providers. We that we expect to make and the competition for those investments; our contractual have not independently verified such statistics or data. arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other In evaluating prior performance information in this presentation, you should affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our remember that past performance is not a guarantee, prediction, or projection of future success on the general economy and its effect on the industries in which we future results, and there can be no assurance that we will achieve similar results in invest; the ability of our portfolio companies to achieve their objectives; the use of the future. borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we 2

GCIC Acquisition: Completed on September 16, 20191 Meaningful net asset value (“NAV”) per share accretion Increased portfolio size and scale Greater earnings power to support an increased dividend 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed its previously announced acquisition of Golub Capital Investment Corporation (“GCIC”) pursuant to that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of November 27, 2018, by and among the Company, GCIC, Fifth Ave Subsidiary Inc., a wholly owned subsidiary of the Company, GC Advisors, and, for certain limited purposes, Golub Capital LLC. 3

GCIC Acquisition: 5.1% NAV Per Share Accretion NAV Accretion Per Share − The acquisition was the primary driver for NAV per share accretion of $0.81, or 5.1%, for the quarter ended September 30, 2019. This NAV accretion is more than two and a half quarters of historical regular distributions1. GBDC NAV Per Share $16.76 $0.81 $15.95 $15.95 June 30, 2019 September 30, 2019 (Pre-GCIC Acquisition) (Post-GCIC Acquisition) 1. See slide 18 for detail on historical regular quarterly distributions. 4

GCIC Acquisition: Greater Portfolio Size and Diversification While GBDC’s portfolio more than doubled in size, its asset mix by investment type and obligor is consistent with pre-acquisition GBDC as over 98% of GBDC’s investments at fair value as of the GCIC acquisition date overlapped with GCIC Diversification by Asset Type (Fair value of investments) June 30, 2019 (Pre-Acquisition) September 30, 2019 (Post-Acquisition) 4% 2% 3% 1% 2% 0%* 1 14% 14% Inv. in SLFs Equity $1.9 Billion $4.3 Billion Junior Debt2 Portfolio Portfolio One Stop Senior 79% 81% Secured Diversification by Obligor (Fair value of investments) June 30, 2019 (Pre-Acquisition) September 30, 2019 (Post-Acquisition) GBDC SLF Top 10 SLFs1 Top 10 4% Investments 3% Investments 19% 18% Top 25 Top 25 Investments Investments Remaining 36% Remaining 34% 200 Investments 216 Investments 60% 63% * Represents an amount less than 1.0% 1. Includes investments in Senior Loan Fund LLC (“GBDC SLF”) and GCIC Senior Loan Fund LLC (“GCIC SLF,” and together with GBDC SLF, the “SLFs”) 2. Junior debt is comprised of subordinated debt and second lien loans. 5

GCIC Acquisition: Accounting Treatment of the Purchase Premium Recognize One- Acquisition of Determine GBDC’s Time Write-Down GCIC Assets at a Cost Basis in of Purchase Premium Acquired Assets Premium Write Down to Fair Value One-Time Purchase Unrealized Loss Premium on Purchase Premium GBDC Cost Basis = Purchase Premium Fair Value of Fair Value of + Former GCIC Former GCIC Assets Fair Value of Assets Former GCIC Assets 6

GCIC Acquisition: Illustrative Income Statement Impact and Supplemental Financial Measures As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing the following non- GAAP financial measures: A B Expected to be equal and offsetting amounts A Purchase Premium Amortization B Reversal of Purchase Premium Write Down Net Adjusted Net Net Realized/ Adjusted Net GAAP Adjusted Investment Investment Unrealized Gain Realized/Unrealized Net Net Income Income (Loss) Gain (Loss) Income Income Adjusted Net Investment Income Adjusted Net Realized and Unrealized Gain/(Loss) Adjusted Net Income Will exclude the amortization of the purchase Will exclude the unrealized loss resulting from the Will calculate net income and earnings per premium and the accrual for the capital gain purchase premium write-down and the share based on Adjusted Net Investment incentive fee required under GAAP (including corresponding reversal of the unrealized loss from Income and Adjusted Net Realized and the portion of such accrual that is not payable the amortization of the premium from the Unrealized Gain/(Loss). under GBDC’s investment advisory agreement) determination of realized and unrealized from net investment income calculated in gain/(loss) in accordance with GAAP. accordance with GAAP. After the one-time unrealized loss on the purchase premium write-down, Adjusted Net Income is expected to equal GAAP Net Income as purchase premium amortization is anticipated to offset a corresponding reversal of the unrealized loss on the GCIC loans acquired Note: The Company believes that excluding the financial impact of the purchase premium write down in the above non-GAAP financial measures is useful for investors as it is a non-cash expense/loss resulting from the merger with GCIC and is one method the Company uses to measure its financial condition and results of operations. In addition, the Company believes 7 excluding the accrual of the capital gain incentive fee in the above non-GAAP financial measures is useful as it includes the portion of such accrual that is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors. Refer to page 8 for a reconciliation to the nearest GAAP measure. See Endnotes on page 23 for additional details on these non-GAAP financial measures.

Summary of Quarterly Results Pre-Acquisition Post-Acquisition Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Net Investment Income Per Share Net investment income per share $0.34 $0.33 $0.33 $0.32 $0.37 Amortization of purchase premium per share - - - - 0.02 Accrual for (reversal of) capital gain incentive fee per share (0.02) (0.01) (0.01) 0.00 * (0.06) Adjusted net investment income per share1 A 0.32 0.32 0.32 0.32 0.33 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share (0.08) (0.02) (0.04) 0.00 * (1.39) Unrealized loss resulting from the write down of the purchase - - - - 1.43 premium per share Reversal of unrealized loss resulting from the amortization of the - - - - (0.02) purchase premium per share Adjusted net realized/unrealized gain (loss) per share1 B (0.08) (0.02) (0.04) 0.00 * 0.02 Earnings Per Share Earnings per share 0.26 0.31 0.29 0.32 (1.02) Adjusted earnings per share1 A B 0.26 0.31 0.29 0.32 0.35 Net asset value per share 16.10 15.97 15.95 15.95 16.76 Distributions paid per share2 0.32 0.44 0.32 0.32 0.32 On November 22, 2019, our Board of Directors declared a quarterly distribution of $0.33 per share and a special distribution of $0.13 per share, both payable on December 30, 2019 to holders of record as of December 12, 2019. The special distribution is due to taxable income exceeding distributions over the past year. * Represents an amount less than $0.01 per share. 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See Endnotes on page 23 for further details on non-GAAP financial measures. 2. Includes a special distribution of $0.12 per share in Q1 2019. 8

Portfolio Highlights – New Originations New Originations Data and Net Funds Growth − New investment commitments totaled $130.4 million for the quarter ended September 30, 2019 − Including $2.3 billion of investments acquired from GCIC, total investments in portfolio companies at fair value were $4.3 billion at September 30, 2019. Post- Pre-Acquisition Acquisition Select Portfolio Funds Roll Data (in millions) Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 New Investment Commitments $182.3 $203.1 $116.1 $157.1 $130.4 Exits and Sales of Investments1 168.3 63.6 82.6 179.5 43.7 Net Funds Growth2 (15.7) 135.6 36.5 (32.2) 2,370.1 Asset Mix of New Investments3 Senior Secured 14% 20% 8% 14% 10% One Stop 85% 77% 90% 84% 87% Junior Debt4 0% 0% 0% * 1% 0% Equity and Other Investments5 1% 3% 2% 1% 3% Portfolio Rotation – Debt Investments Weighted average rate on new investments3 8.2% 7.7% 8.7% 8.1% 7.4% Weighted average spread over LIBOR of new floating rate investments3 5.9% 5.3% 6.0% 5.7% 5.5% Weighted average interest rate on investments that paid-off6 9.2% 8.5% 8.7% 8.8% 7.8% Weighted average fees on new investments3 1.2% 1.3% 1.2% 1.2% 1.5% * Represents an amount less than 1.0%. 1. Includes full and partial payoffs and sales. Excludes a return of capital distribution by GBDC SLF of $25.5 million during the quarter ended September 30, 2018. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. and also includes the assets acquired from GCIC in the merger. 3. Excludes investments acquired in the GCIC acquisition. 4. Junior debt is comprised of subordinated debt and second lien loans. 5. Includes investments in GBDC SLF. For the quarter ended September 30, 2018, we have excluded a $5.4MM capital contribution to GBDC SLF in determining the mix of new investments as this was offset by a subsequent return of capital distribution by GBDC SLF of $25.5 million. 6. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a London Interbank Offered Rate “LIBOR” or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. Excludes exits on investments on non-accrual status. 9

Portfolio Highlights – Portfolio Diversity as of September 30, 2019 Pre-Acquisition Post-Acquisition Investment Portfolio Statistics Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Investments in Portfolio Companies at Fair Value (000s) $1,711,757 $1,849,564 $1,883,271 $1,851,079 $4,169,287 Investments in Senior Loan Funds1 at Fair Value (000s) 71,084 68,915 71,742 71,742 123,645 Total Fair Value of Investments (000s) $1,782,841 $1,918,479 $1,955,013 $1,922,821 $4,292,932 Number of Portfolio Company Investments2 199 212 211 225 241 Average Investment Size (000s)2 $8,602 $8,724 $8,925 $8,227 $17,300 Asset Mix of Investment Portfolio Senior Secured 13% 13% 13% 14% 14% One Stop 80% 80% 80% 79% 81% Junior Debt3 1% 1% 1% 1% 0%* Equity 2% 2% 2% 2% 2% Investments in SLFs 4% 4% 4% 4% 3% * Represents an amount less than 1.0%. 1. Includes investments in GBDC SLF and GCIC SLF. 2. Excludes investments in GBDC SLF and GCIC SLF. 3. Junior debt is comprised of subordinated debt and second lien loans. 10

Portfolio Highlights – Portfolio Diversity as of September 30, 2019 Diversity by Investment Size Industry Diversity of Investments SLFs Top 10 3% Investments Diversified/Conglomerate Service 34% 18% Healthcare, Education and Childcare 17% Retail Stores 7% Top 25 Investments 34% Beverage, Food and Tobacco 6% Remaining Electronics 6% 216 Investments 63% Personal, Food and Miscellaneous Services 5% Interest Rate on Loans1 Leisure, Amusement, Motion Pictures, Entertainment 4% Fixed - 0.0%* Buildings and Real Estate 3% % Diversified/Conglomerate Manufacturing 3% Insurance 2% SLFs 3% 100.0% Other 10% Floating * Represents an amount less than 0.1%. 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 11

Portfolio Highlights – Economic Analysis Economic Analysis 10.0% 9.3% 9.1% 9.1% 9.2% 9.2% 8.8% 8.8% 9.0% 8.5% 8.8% 8.8% 8.6% 8.6% 8.0% 8.5% 8.4% 8.2% 7.9% 7.0% 6.0% 5.0% 5.0% 5.0% 5.0% 5.0% 4.8% 4.8% 5.0% 4.6% 4.0% 4.1% 4.3% 4.3% 4.2% 4.2% 3.9% 3.9% 4.0% 3.0% 2.8% 2.0% 2.6% 2.3% 2.3% 2.4% 2.3% 2.1% 1.7% 1.0% 0.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month London Interbank Offered Rate ("LIBOR") 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnote on page 23. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnote on page 23. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 12

Portfolio Highlights – Credit Quality Credit Quality – Investment Portfolio − Fundamental credit quality remained strong as non-accrual investments as a percentage of total debt investments at cost and fair value declined from 0.7% and 0.4%, respectively, as of June 30, 2019, to 0.5% and 0.3%, respectively, as of September 30, 2019. − As of September 30, 2019, there were five investments on non-accrual status. During the quarter ended September 30, 2019, on an aggregate basis, one new investment was added to non-accrual status. − Over 90% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of September 30, 2019. Pre-Acquisition Post-Acquisition Non-Accrual – Debt Investments Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Non-accrual investments at amortized cost (000s) $11,728 $11,905 $8,484 $11,780 $19,273 Non-accrual investments / total debt investments at amortized cost 0.7% 0.7% 0.5% 0.7% 0.5% Non-accrual investments at fair value (000s) $5,625 $4,588 $3,410 $7,094 $13,663 Non-accrual investments / total debt investments at fair value 0.3% 0.3% 0.2% 0.4% 0.3% Fair value of total debt investments as a percentage of principal (loans) 99.1% 99.0% 98.9% 98.7% 98.7% 1. Please see Internal Performance Ratings definitions on the following page. 13

Portfolio Highlights – Portfolio Ratings Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2014 2015 2016 2017 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 5 9.7% 8.8% 5.7% 5.5% 6.4% 5.6% 6.0% 3.7% 2.7% 4 84.9% 84.9% 83.1% 81.8% 81.6% 84.0% 84.1% 86.0% 88.2% 3 5.1% 5.7% 10.6% 12.6% 11.0% 9.3% 9.0% 9.3% 7.9% 2 0.3% 0.6% 0.6% 0.0%* 1.0% 1.1% 0.9% 1.0% 1.2% 1 0.0%* 0.0%* 0.0%* 0.1% 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Internal Performance Rating Definitions Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination * Represents an amount less than 0.1%. 14

Quarterly Statements of Financial Condition As of Pre-Acquisition Post-Acquisition September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 (Dollar amounts in 000s, except per share data) (audited) (unaudited) (unaudited) (unaudited) (audited) Assets Investments, at fair value $1,782,841 $1,918,479 $1,955,013 $1,922,821 $4,292,932 Cash, cash equivalents and foreign currencies 6,037 13,002 5,842 8,282 6,517 Restricted cash, cash equivalents and foreign currencies 39,668 40,703 70,308 102,372 77,691 Other assets 7,006 7,623 8,445 8,175 17,723 Total Assets $1,835,552 $1,979,807 $2,039,608 $2,041,650 $4,394,863 Liabilities Debt $845,683 $971,814 $1,051,173 $1,047,136 $2,124,392 Unamortized debt issuance costs (2,934) (3,796) (4,938) (4,780) (4,939) Other short-term borrowings - 21,687 - 3,501 - Interest payable 4,135 7,128 9,851 9,480 13,380 Management and incentive fee payable 17,671 15,494 15,017 14,563 12,884 Other liabilities 2,143 2,526 2,270 3,530 26,292 Total Liabilities 866,698 1,014,853 1,073,373 1,073,430 2,172,009 Total Net Assets 968,854 964,954 966,235 968,220 2,222,854 Total Liabilities and Net Assets $1,835,552 $1,979,807 $2,039,608 $2,041,650 $4,394,863 Net Asset Value per Share $16.10 $15.97 $15.95 $15.95 $16.76 GAAP leverage 0.88x 1.04x 1.10x 1.09x 0.96x Regulatory leverage1 0.59x 0.75x 0.80x 0.78x 0.83x Asset coverage1,2 269.5% 234.0% 225.0% 227.8% 220.2% Number of shares of common stock outstanding 60,165,454 60,422,239 60,587,403 60,715,908 132,658,200 1. On September 13, 2011, the Company received exemptive relief from the SEC to permit the Company to exclude the debt of its small business investment company (“SBIC”) subsidiaries from its asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of the Company’s SBICs. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019. 15

Quarterly Operating Results For the three months ended Pre-Acquisition Post Acquisition September 30, December 31, March 31, June 30, September 30, 2018 2018 2019 2019 2019 (Dollar amounts in 000s, except share and per share data) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $37,334 $38,850 $41,661 $41,522 $48,788 GCIC acquisition purchase premium amortization - - - - (1,381) Dividend and fee income 3,094 561 144 583 1,570 Total Investment Income 40,428 39,411 41,805 42,105 48,977 Expenses Interest and other debt financing expenses 8,998 9,784 10,636 10,849 12,262 Base management fee 6,230 6,439 6,594 6,675 8,164 Incentive fee – net investment income 4,471 2,461 3,735 3,500 4,786 Incentive fee – capital gains (816) (478) (669) 29 (4,462) Other operating expenses 1,279 1,388 1,453 1,646 1,434 Total Expenses 20,162 19,594 21,749 22,699 22,184 Net Investment Income 20,266 19,817 20,056 19,406 26,793 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions 2,834 (1,978) (1,861) (700) 97 Net unrealized appreciation (depreciation) on investments and foreign currency translation (7,197) 600 (407) 494 1,793 Net unrealized depreciation from the GCIC acquisition purchase premium write-down1 - - - - (102,689) Net gain (loss) on investments and foreign currency (4,363) (1,378) (2,268) (206) (100,799) Net Increase (Decrease) in Net Assets Resulting from Operations $15,903 $18,439 $17,788 $19,200 ($74,006) Per Share Net Investment Income Per Share $0.34 $0.33 $0.33 $0.32 $0.37 Adjusted Net Investment Income Per Share2 $0.32 $0.32 $0.32 $0.32 $0.33 Earnings Per Share $0.26 $0.31 $0.29 $0.32 ($1.02) Adjusted Earnings Per Share2 $0.26 $0.31 $0.29 $0.32 $0.35 Distributions Paid3 $0.32 $0.44 $0.32 $0.32 $0.32 Weighted average shares of common stock outstanding 60,011,707 60,176,619 60,429,580 60,591,639 72,426,221 1. Includes $104,070 from the one-time unrealized loss on the purchase premium write-down, partially offset by a $1,381 reversal of the unrealized loss resulting from the amortization of the purchase premium. 2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See Endnotes on page 23 for further details on non-GAAP financial measures. 3. Includes a special distribution of $0.12 per share for the quarter ended December 31, 2018. 16

Financial Performance Highlights NAV Per Common Share $17.50 $17.21 $17.00 $16.43 $16.76 $16.50 $16.33 $15.96 $16.00 $15.80 $16.08 $16.10 $15.96 $15.55 $15.80 $15.50 $15.21 $15.55 $15.21 $15.00 $14.71 $14.63 $14.56 $14.60 $14.71 $14.50 $14.63 $14.56 $14.60 $14.00 IPO Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q4 (4/15/10) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net Asset Value Per Common Share Net Asset Value Per Common Share If No Special Distributions Were Paid* * As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special distributions that were paid and shows the pro forma change to the Company’s NAV per share after payment of regular distributions. 17

Financial Performance Highlights (Continued) Annualized Return on Average Equity and Quarterly Distributions (Last 5 Years) $1.00 10.1% 9.8% 9.7% 10% 9.5% 9.6% 9.2% 9.3% 9.0% 9.0% 8.8% 8.8% 8.6% 8.6% Average = 8.6% $0.80 7.9% 8% 7.5% 7.5% 8.2% 7.5% 7.0% $0.57 $0.60 6% 6.5% $0.44 $0.25 $0.40 $0.40 $0.12 4% $0.08 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.20 2% 0% $0.00 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Regular Distribution Special Distribution Annualized Return on Average Equity* * The annualized return on average equity for the periods ended through Q3 2019 are calculated as (a) the net increase in net assets resulting from operations (i.e. net income) for the period presented divided by (b) the daily average of total net assets, then (c) compounded over one year. The annualized return on average equity for Q4 2019 is calculated as (a) adjusted net income, as defined in the Endnotes on slide 23, divided by (b) the daily average of total net assets, then (c) compounded over one year. Adjusted net income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described in the Endnotes on slide 23. These returns do not represent an actual return to any investor in the Company. 18

Portfolio Highlights – Investments in Senior Loan Funds − The annualized quarterly returns for GBDC SLF and GCIC SLF were 14.3% and 8.1%, respectively, for the quarter ended September 30, 2019. − Total investments at fair value for GBDC SLF and GCIC SLF as of September 30, 2019 were $152.3 million and $111.6 million respectively, a decrease of 1.0%, or $1.5 million, and 1.2%, or $1.4 million, from June 30, 2019, respectively. (Dollar amounts in 000s) As of September 30, 2019 GBDC SLF GCIC SLF Total Balance Sheet (unaudited) (unaudited) (unaudited) Total investments, at fair value $ 152,259 $ 111,568 $ 263,827 Cash and other assets 8,759 4,627 13,386 Total assets $ 161,018 $ 116,195 $ 277,213 Senior credit facility $ 75,581 $ 59,559 $ 135,140 Other liabilities 424 341 765 Total liabilities 76,005 59,900 135,905 Members’ equity 85,013 56,295 141,308 Total liabilities and members’ equity $ 161,018 $ 116,195 $ 277,213 Senior leverage 0.89x 1.06x 0.96x (Dollar amounts in 000s) For the three months ended September 30, 2019 1 Return on Investments in SLFs GBDC SLF GCIC SLF Total income (loss) $ 2,644 $ 167 Annualized total return2 14.3% 8.1% 1. The total income and return on investment for the Company’s investment in GCIC SLF represents the period from the acquisition of GCIC SLF as part of the acquisition of GCIC on September 16, 2019 through September 30, 2019. 2. The Company’s annualized return on investments in GBDC SLF is calculated by dividing total income (loss) earned on the Company’s investments in GBDC SLF by the daily average of its investments in the net asset value of the GBDC SLF LLC equity interests. The Company’s annualized return on investments in GCIC SLF is calculated by dividing total income (loss) earned on the Company’s investments in GCIC SLF, excluding the net unrealized loss due to the purchase premium write-down to fair value as further described in the Endnote on page 23, by the daily average of its investments in the net asset value of the GCIC SLF LLC equity interests. Annualized total returns exclude the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company’s investments in GBDC SLF and GCIC SLF and the income from such investments. 19

Liquidity and Investment Capacity Cash and Cash Equivalents − Unrestricted cash and cash equivalents and foreign currencies totaled $6.5 million as of September 30, 2019. − Restricted cash, cash equivalents and foreign currencies totaled $77.7 million as of September 30, 2019. Restricted cash is held in our securitization vehicles, SBIC subsidiaries and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities - Availability − Revolving Credit Facilities – As of September 30, 2019, subject to leverage and borrowing base restrictions, we had approximately $88.2 million of remaining commitments and $42.2 million of availability, in the aggregate, on our revolving credit facilities with Deutsche Bank, Morgan Stanley and Wells Fargo. On October 11, 2019, we amended our revolving credit facility with Morgan Stanley to, among other things, increase the borrowing capacity from $300.0 million to $500.0 million. The other material terms of the credit facility remain unchanged. − SBIC Debentures – As of September 30, 2019, through our SBIC licensees, we had $18.0 million of remaining unfunded debenture commitments, of which $18.0 million was available to be drawn, subject to customary SBA regulatory requirements. − GC Advisors Revolvers – As of September 30, 2019, we had $80.0 million of remaining commitments and availability on our $80.0 million unsecured lines of credit with GC Advisors. On October 28, 2019, we amended GBDC’s unsecured line of credit with GC Advisors to increase the borrowing capacity to $100.0 million.1 The other material terms of the credit facility remain unchanged. 1. In connection with the amendment to GBDC’s GC Advisors Revolver, we terminated the $40 million unsecured line of credit with GC Advisors that GBDC assumed as successor through its acquisition of GCIC. 20

Debt Capital Structure* Key Funding Vehicles Debt Outstanding Undrawn Funding Source Commitment Par Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: Golub Capital BDC CLO 2014 $ 126,334 $ 126,334 $ - April 28, 2018 April 25, 2026 3 Month LIBOR + 1.08% Golub Capital BDC CLO III 408,200 408,200 - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.64% GCIC CLO II 546,500 546,500 - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.51% Bank Facilities: Deutsche Bank Credit Facility 250,000 248,042 1,958 December 31, 2021 December 31, 2024 3 Month LIBOR + 1.90% Morgan Stanley Credit Facility 300,000 259,946 40,054 February 1, 2021 February 1, 2024 1 Month LIBOR + 2.05% Wells Fargo Credit Facility 300,000 253,847 46,153 March 20, 2021 March 21, 2024 1 Month LIBOR + 2.00% GC Advisors Credit Facilities 80,000 - 80,000 N/A Various2 Applicable Federal Rate SBA Debentures: GC SBIC IV, L.P. 90,000 90,000 - N/A 10-year maturity after drawn 3.2% GC SBIC V, L.P. 165,000 165,000 - N/A 10-year maturity after drawn 3.3% GC SBIC VI, L.P. 50,000 32,000 18,000 N/A 10-year maturity after drawn 3.0% Debt Mix by Remaining Legal Tenor – Par Outstanding Debt Mix By Vehicle Type – Par Outstanding 1–3 years 7% SBA Debentures 13% 5+ years 3–5 years 50% Securitizations 43% Bank Facilities 51% 36% * Information is presented as of September 30, 2019. 1. Interest rate for securitizations represents the weighted average spread over 3 month LIBOR for the various tranches of issued notes, excluding tranches retained by the Company. The weighted average interest rate for GCIC CLO II excludes a $38.5 million note that has a fixed interest rate of 4.67%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. For SBA debentures, interest rates are fixed at various pooling dates and the interest rate presented represents the weighted average rate on all outstanding debentures for each licensee as of September 30, 2019 2. GBDC’s revolving credit facility with GC Advisors has a stated maturity date of June 21, 2022 and the revolving credit facility with GC Advisors that GBDC assumed as successor through its acquisition of GCIC has a stated maturity date of February 5, 2021. 21

Common Stock and Distribution Information Common Stock Data1 Fiscal Year Ending September 30, 2018 High Low End of Period First Quarter $19.41 $18.20 $18.20 Second Quarter $18.44 $17.62 $17.89 Third Quarter $18.67 $17.83 $18.30 Fourth Quarter $19.14 $18.40 $18.75 Fiscal Year Ending September 30, 2019 High Low End of Period First Quarter $19.01 $16.38 $16.49 Second Quarter $18.65 $16.62 $17.88 Third Quarter $18.43 $17.34 $17.80 Fourth Quarter $18.97 $17.72 $18.84 Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) February 6, 2018 March 8, 2018 March 30, 2018 $0.32 Quarterly $19,117 May 4, 2018 June 8, 2018 June 28, 2018 $0.32 Quarterly $19,158 August 7, 2018 September 7, 2018 September 28, 2018 $0.32 Quarterly $19,201 November 27, 2018 December 12, 2018 December 28, 2018 $0.32 Quarterly $19,253 November 27, 2018 December 12, 2018 December 28, 2018 $0.12 Special $7,220 February 5, 2019 March 7, 2019 March 28, 2019 $0.32 Quarterly $19,335 May 7, 2019 June 7, 2019 June 28, 2019 $0.32 Quarterly $19,388 August 6, 2019 August 19, 2019 September 27, 2019 $0.32 Quarterly $19,429 November 22, 2019 December 12, 2019 December 30, 2019 $0.33 Quarterly $43,777 2 November 22, 2019 December 12, 2019 December 30, 2019 $0.13 Special $17,246 2 1. Based on closing stock price on the NASDAQ Global Market Select 2. Estimated based on 132,658,200 of shares outstanding as of September 30, 2019. 22

Endnote – Non-GAAP Financial Measures 1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures: . “Adjusted net investment income” and “adjusted net investment income per share” - excludes the amortization of the purchase premium and the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from net investment income calculated in accordance with GAAP. . “Adjusted net realized and unrealized gain/(loss)” and “adjusted net realized and unrealized gain/(loss) per share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss from the amortization of the premium from the determination of realized and unrealized gain/(loss) in accordance with GAAP. . “Adjusted net income” and “adjusted earnings per share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/loss and is one method the Company uses to measure its financial condition and results of operations. In addition, the Company believes excluding the accrual of the capital gain incentive fee in the above non-GAAP financial measures is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of September 30, 2019, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $0, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of September 30, 2019. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018 , respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide 8 for a reconciliation to the nearest GAAP measures. 23